UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    EXHIBITS

                                      TO

                                   FORM 10-Q

                                     UNDER

                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION

Exhibit 10.2.10

                     AMENDMENT NO. 10 TO EMPLOYMENT CONTRACT


     AGREED, as of the 7th day of June 2001, between the Federal Agricultural Mortgage Corporation (FAMC) and Henry D. Edelman (you), that the existing employment contract between the parties hereto, dated May 5, 1989, as amended by Employment Agreement Amendment No. 1 dated January 10, 1991, Amendment to
Employment Agreement dated as of June 1, 1993, Amendment No. 3 to Employment Contract dated as of June 1, 1994, Amendment No. 4 to Employment Contract dated as of February 8, 1996, Amendment No. 5 to Employment Contract dated as of June 13, 1996, Amendment No. 6 to Employment Contract dated as of August 7, 1997, Amendment No. 7 to Employment Contract dated as of June 4, 1998, Amendment No. 8 to Employment Contract dated as of June 3, 1999 and Amendment No. 9 to Employment Contract dated as of June 1, 2000 (collectively, the Agreement), be and hereby is amended as follows:

     Sections 1, 4 (a) and 9 (a) (iii) of the Agreement are replaced in their entirety with the following new sections:

     1. Term. The Term of this Agreement shall continue until June 1, 2006 or any earlier effective date of termination pursuant to Paragraph 9 hereof (the "Term").

     4(a).Base Salary. You will be paid a base salary (the Base Salary) during the Term of Four Hundred Thirty-Four Thousand Eight Hundred and Eighty-Four Dollars ($434,884) per year, payable in arrears on a bi-weekly basis; and

     9(a)(iii). Farmer Mac may terminate the employment of the Employee without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2006 or two years from the date of notice of such termination.

     As amended hereby, the Agreement remains in full force and effect.

   Federal Agricultural Mortgage Corporation               Employee


By:  _____________________________                 __________________________
        Chairman of the Board

Exhibit 10.3.13



                     AMENDMENT NO. 13 TO EMPLOYMENT CONTRACT


     AGREED, as of the 7th day of June 2001, between the Federal Agricultural Mortgage Corporation (FAMC) and Nancy E. Corsiglia (you) that the existing employment contract between the parties hereto, dated May 11, 1989, as amended by letter dated December 14, 1989, Employment Agreement Amendment No. 2 dated February 14, 1991, Amendment to Employment Agreement dated as of June 1, 1993, Amendment No. 4 to Employment Contract dated as of June 1, 1993, Amendment No. 5 to Employment Contract dated as of June 1, 1994, Amendment No. 6 to Employment Contract dated as of June 1, 1995, Amendment No. 7 to Employment Contract dated as of February 8, 1996, Amendment No. 8 to Employment Contract dated as of June 13, 1996, Amendment No. 9 to Employment Contract dated as of August 7, 1997, Amendment No. 10 to Employment Contract dated as of June 4, 1998, Amendment No. 11 to Employment Contract dated as of June 3, 1999 and Amendment No. 12 to Employment Contract dated as of June 1, 2000 (collectively, the Agreement), be and hereby is amended as follows:

     Sections 1, 3 (a) and 8 (a) (iii) of the Agreement are replaced in their entirety with the following new sections:

     1. Term. The Term of this Agreement shall continue until June 1, 2005 or any earlier effective date of termination pursuant to Paragraph 8 hereof (the "Term").

     3(a).Base Salary. You will be paid a base salary (the Base Salary) during the Term of Two Hundred Seventy-Eight Thousand Nine Hundred and Eighty-Two Dollars ($278,982) per year, payable in arrears on a bi-weekly basis; and

     8(a)(iii). Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2005, or two years from the date of notice of such termination.

     As amended hereby, the Agreement remains in full force and effect.

 Federal Agricultural Mortgage Corporation                   Employee


By:  _____________________________                   __________________________
            President

Exhibit 10.5.4




                     AMENDMENT NO. 4 TO EMPLOYMENT CONTRACT


     AGREED, as of the 7th day of June 2001, between the Federal Agricultural Mortgage Corporation (FAMC) and Tom D. Stenson (the employee), that the existing employment contract between the parties hereto, dated as of September 1, 1997, as amended by Amendment No. 1 to Employment Contract dated as of June 4, 1998, Amendment No. 2 to Employment Contract dated as of June 3, 1999 and Amendment No. 3 to Employment Contract dated as of June 1, 2000 (collectively, the Agreement), be and hereby is amended as follows:

     Sections 1, 3 (a) and 7 (a) (3) of the Agreement are replaced in their entirety with the following new sections:

     1. Term. The Term of this Agreement shall continue until June 1, 2005 or any earlier effective date of termination pursuant to Paragraph 7 hereof (the "Term").

     3(a).Base Salary. You will be paid a base salary (the Base Salary) during the Term of Two Hundred Twenty-Eight Thousand Four Hundred Four Dollars ($228,404) per year, payable in arrears on a bi-weekly basis.

     7(a)(3). Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2005, or two years from the date of notice of such termination.

     As amended hereby, the Agreement remains in full force and effect.

  Federal Agricultural Mortgage Corporation                  Employee



By:  _____________________________                   __________________________
             President

Exhibit 10.6.2



                     AMENDMENT NO. 2 TO EMPLOYMENT CONTRACT


     AGREED, as of the 7th day of June 2001, between the Federal Agricultural Mortgage Corporation (FAMC) and Jerome G. Oslick (the employee), that the existing employment contract between the parties hereto, dated as of February 1, 2000 and Amendment No. 1 to Employment Contract dated as of June 1, 2000 (collectively, the Agreement), be and hereby is amended as follows:

     Sections 1, 3 (a) and 7 (a) (3) of the Agreement are replaced in their entirety with the following new sections:

     1. Term. The Term of this Agreement shall continue until June 1, 2005 or any earlier effective date of termination pursuant to Paragraph 7 hereof (the "Term").

     3(a).Base Salary. You will be paid a base salary (the Base Salary) during the Term of Two Hundred Twenty-Five Thousand Nine Hundred Fifty-One Dollars ($225,951) per year, payable in arrears on a bi-weekly basis.

     7(a(3). Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on June 1, 2005.

     As amended hereby, the Agreement remains in full force and effect.

 Federal Agricultural Mortgage Corporation                  Employee



By:  _____________________________                  __________________________
              President